Exhibit 10.7*
-------------
                                                          EXECUTION VERSION


                              AMENDMENT NO. 2
               TO REVOLVING CREDIT AND SECURITY AGREEMENT
               ------------------------------------------


     THIS AMENDMENT NO. 2 TO REVOLVING CREDIT AND SECURITY AGREEMENT (this "Amendment") is made and entered into as of October 25, 2002, between MasTec, Inc., a Florida corporation("MasTec"), certain of the Subsidiaries of MasTec identified on the signature pages hereto (together with MasTec, hereinafter collectively referred to as the "Borrowers"), the financial institutions party from time to time to the Loan Agreement (as hereinafter defined) as lenders (the "Lenders") and Fleet Capital Corporation, a Rhode Island corporation, as administrative agent (the "Administrative Agent") for the Lenders.

                             Recitals:

     The Borrowers, the Lenders and the Administrative Agent are all of the parties to a Revolving Credit and Security Agreement dated as of January 22, 2002, as amended by an Assumption and Amendment Agreement dated as of February 7, 2002 (as amended and in effect, the "Loan Agreement"), pursuant to which Lenders have made certain revolving credit loans and letter of credit accommodations to the Borrowers.

     The Borrowers have requested that the Lenders amend the Loan Agreement to make available certain additional credit accommodations to the Borrowers to be used to support the Borrowers' casualty and workers' compensation insurance programs. To induce the Lenders to do so, the Borrowers have agreed to execute and deliver and to perform their respective obligations under this Amendment.

     Upon the terms and subject to the conditions hereinafter set forth, the Lenders have agreed so to amend the Loan Agreement.

     NOW, THEREFORE, for TEN DOLLARS ($10.00) in hand paid and other good and valuable consideration, the receipt and sufficiency of which are hereby severally acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

     1. Definitions. All capitalized terms used in this Amendment, unless otherwise defined herein, shall have the meaning ascribed to such terms in the Loan Agreement.

     2. Amendments to Loan Agreement. Subject to the provisions of Section 3 of this Amendment, the Loan Agreement is hereby amended by:

     (a) amending Section 1.1 of the Loan Agreement by adding thereto the following new definition in appropriate alphabetical order:

          "Casualty Insurance Support Letter of Credit" means, collectively, the Liberty Letter of Credit and one or more standby Letters of Credit issued by the Issuing Bank on or after the Amendment No. 2 Effective
     Date for the account of MasTec and for the benefit of a Person that provides casualty or workers' compensation insurance to the Borrowers
     (or any of them), which Letters of Credit are in an aggregate amount of Letter of Credit Obligations at any time not greater than $41,000,000 and in respect of which FCC has or will have issued one or more Letter of Credit Guarantees.

     (b) further amending Section 1.1 by amending the following definitions in their entireties to read as follows:

          "Amendment No. 2 Effective Date" means the date on which Amendment No. 2 to this Agreement dated as of October 25, 2002, between the Borrowers, the Lenders and the Administrative Agent shall have become effective in accordance with its terms.

          "Insurance Letter of Credit" means each of the following Letters of Credit: (i) Letter of Credit No. ASL-3009133-120MAT issued by the Issuing Bank for the account of MasTec and for the benefit of Fidelity and Deposit Company of Maryland, (ii) Letter of Credit No. 50061581 issued by the Issuing Bank for the account of MasTec and for the benefit of Crawford and Company, (iii) Letter of Credit No. 50061585 issued by the Issuing Bank for the account of MasTec and for the benefit of Reliance Insurance Company,
(iv) Letter of Credit No. 50061582 issued by the Issuing Bank for the account of MasTec and for the benefit of Insurance Company of North America,
(v) Letter of Credit No. 50061586 issued by the Issuing Bank for the account of MasTec and for the benefit of Director of Industrial Relations, and
(vi) the Liberty Letter of Credit, in each case as amended and in effect from time to time.

          "Letter of Credit Guarantee Facility" means (a) a subfacility of the Revolving Credit Facility providing for (i) the issuance of Letters of Credit and Letter of Credit Guarantees as described in Article 3 in an aggregate amount of Letter of Credit Obligations at any one time outstanding not to exceed $20,000,000, and (ii) the issuance of the Casualty Insurance Support Letter of Credit in accordance with the provisions of Article 3, plus (b) the amount available to be drawn from time to time under the Canadian Financing Letter of Credit.

          "Letter of Credit Reserve" means, at any time, the aggregate Letter of Credit Obligations at such time, other than Letter of Credit Obligations that are fully secured by Cash Collateral. For the avoidance of doubt, at any time that the Casualty Insurance Support Letter of Credit is outstanding, the amount of the Letter of Credit Reserve attributable to the Casualty Insurance Support Letter of Credit at such time shall be equal to the lesser of (i) $41,000,000 and (ii) the greatest amount of Letter of Credit Obligations that at any time may be outstanding thereunder in accordance with the terms thereof (giving effect to any "step-ups" in the stated amount thereof).

          "Liberty Letter of Credit" means Letter of Credit No. ASL-1S1295730-120MAT issued by the Issuing Bank for the account of MasTec and for the benefit of Liberty Mutual Insurance Company, as amended and in effect from ti me to time.

     (c) amending Section 3.3 by deleting the period at the end thereof, substituting in lieu thereof a semicolon and adding the following proviso after such semicolon:

     provided, that no Letter of Credit (other than the Casualty Insurance Support Letter of Credit) shall be issued on or after the Amendment No. 2 Effective Date for the benefit of any Person that provides casualty or workers' compensation insurance to the Borrowers (or any of them) and no increase in the amount available to be drawn under any Insurance Letter of Credit (other than the Liberty Letter of Credit) shall be effected.

     3. Conditions to Effectiveness. The provisions of Section 2 of this Amendment shall become effective on the date (the "Amendment No. 2 Effective Date") on which the Administrative Agent shall have received (i) an amendment fee in the amount of $156,250 for the Ratable account of the Lenders, which fee is earned on the date of receipt and is not subject to refund or rebate of any kind whatsoever, and (ii) the following documents, each of which shall be satisfactory in form and substance to the Administrative Agent and in sufficient copies for each Lender:

          (a) this Amendment duly executed and delivered by the Borrowers, the Lenders and the Administrative Agent;

          (b) a certificate of the secretary or assistant secretary of each Borrower having attached thereto the articles or certificate of incorporation and bylaws of such Borrower (or containing the certification of such secretary or assistant secretary that no amendment or modification of such articles or certificate of incorporation or bylaws has become effective since the last date on which such documents were last delivered to the Lenders), and certifying that all corporate or company action, including shareholders' or members' approval, if necessary, has been taken by such Borrower and/or its shareholders or members to authorize the execution, delivery and performance of this Amendment and to the further effect that the incumbency certificate most recently delivered to the Lenders remains in effect, unchanged;

          (c) the agreement of Liberty Mutual Insurance Company to return to the Agent for cancellation the original standby Letter of Credit No. 1S1250005 issued by the Issuing Bank for the account of MasTec and for the benefit of Liberty Mutual Insurance Company in the current stated amount of $655,000, together with all original amendments thereto, subject only to receipt by Liberty Mutual Insurance Company of an original amendment to the Liberty Letter of Credit (as defined in the Loan Agreement, as amended by the Amendment) in the form of Annex
     A hereto; and

          (d) such other documents and instruments as any Lender through the Administrative Agent may reasonably request.

     4. Representations and Warranties. To induce the Administrative Agent and the Lenders to enter into this Amendment, each Borrower hereby makes the following representations and warranties to the Administrative Agent and the Lenders, which representations and warranties shall survive the delivery of this Amendment and the making of additional Loans or other extensions of financial accommodations under the Loan Agreement as amended hereby:

          (a) Authorization of Agreements. Each Borrower has the right and power, and has taken all necessary action to authorize it, to execute, deliver and perform this Amendment and each other agreement contemplated hereby to which it is a party in accordance with their respective terms. This Amendment and each other such agreement contemplated hereby to which it is a party has been duly executed and delivered by the duly authorized officers of such Borrower and each is, or each when executed and delivered in accordance with this Amendment will be, a legal, valid and binding obligation of such Borrower, enforceable in accordance with its terms.

          (b) Compliance of Agreements with Laws. The execution, delivery and performance of this Amendment in accordance with their respective terms do not and will not, by the passage of time, the giving of notice or otherwise, (i) require any Governmental Approval that has not been obtained or violate any Applicable Law relating to such Borrower or any of its Subsidiaries, (ii) conflict with, result in a breach of or constitute a default under the articles or certificate of incorporation or by-laws or other constituent documents or any shareholders' or members' agreement of such Borrower or any of its Subsidiaries, any material provisions of any indenture, agreement or other instrument to which such Borrower, any of its Subsidiaries or any of such Borrower's or such Subsidiaries' property may be bound or any Governmental Approval relating to such Borrower or any of its Subsidiaries, or (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by such Borrower other than the Security Interest.

          (c) Representations and Warranties; Defaults and Events of Default. Each representation and warranty of such Borrower set forth in the Loan Agreement and the other Loan Documents is true and correct on and as of the Amendment No. 2 Effective Date and no Default or Event of Default has occurred and is continuing on such date.

     5. Effect of Amendment. From and after the Amendment No. 2 Effective Date, all references in the Loan Agreement and in any other Loan Document to "this Agreement," "the Loan Agreement," "hereunder," "hereof" and words of like import referring to the Loan Agreement, shall mean and at any time of determination be references to the Loan Agreement as amended by this Amendment. Except as expressly amended hereby, the Loan Agreement and all terms, conditions and provisions thereof remain in full force and effect and are hereby ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

     6. Breach of Amendment. Any breach by any Borrower of any representation, warranty or covenant contained herein shall constitute an Event of Default.

     7. Counterpart Execution. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed signature page of any party hereto by facsimile transmission shall be as effective as delivery of a manually delivered counterpart thereof.

     8. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Georgia without giving effect to conflicts of law principles thereof.

     9. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     10. Further Assurances. The Borrowers agree to take such further actions as any Lender through the Administrative Agent shall reasonably request from time to time in connection herewith to evidence or give effect to the amendments set forth herein or any of the transactions contemplated hereby.

     11. Section Titles. Section titles and references used in this Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement among the parties hereto.

     12. Waiver of Jury Trial. To the fullest extent permitted by applicable law, each of the parties hereto hereby waives the right to trial by jury in any action, suit, counterclaim or proceeding arising out of or related to this Amendment.



     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed under seal and delivered by their respective duly authorized officers as of the date first written above.




                                  FLEET CAPITAL CORPORATION,
                                  as Administrative Agent and as a Lender
                                  By: /s/  Dennis S. Losin
                                  Name:  Dennis S. Losin
                                  Title: Sr. V.P.



                                  WACHOVIA BANK, N.A., as a Lender
                                  By:  /s/ Nadine Pittman
                                  Name:  Nadine Pittman
                                  Title: Associate



                                  LASALLE BUSINESS CREDIT, INC.,
                                  as a Lender
                                  By:  /s/  Bruce Denhy
                                  Name: Bruce Denhy
                                  Title: Group Seniorr Vice President



                                  JPMORGAN CHASE BANK, as a Lender
                                  By:  /s/ Robert Morrow
                                  Name: Robert Morrow
                                  Title: Vice President



                                  PNC BANK, NATIONAL ASSOCIATION,
                                  as a Lender
                                  By:  /s/ Alex M. Council IV
                                  Name: Alex M. Council IV
                                  Title: Vice President


                                  BORROWERS:


                                  MASTEC, INC.
                                  By: /s/ Jose Sariego
                                  Name: Jose Sariego
                                  Title: Senior Vice President


                                  CHURCH & TOWER, INC.
                                  By: /s/ Jose Sariego
                                  Name: Jose Sariego
                                  Title: Senior Vice President


                                  CHURCH & TOWER ENVIRONMENTAL, INC.
                                  By: /s/ Jose Sariego
                                  Name: Jose Sariego
                                  Title: Senior Vice President


                                  CRUZ-CELL, INC.
                                  By: /s/ Jose Sariego
                                  Name: Jose Sariego
                                  Title: Senior Vice President


                                  DRESSER/AREIA CONSTRUCTION, INC.
                                  By: /s/ Jose Sariego
                                  Name: Jose Sariego
                                  Title: Senior Vice President


                                  FLAIRE INCORPORATED
                                  By: /s/ Jose Sariego
                                  Name: Jose Sariego
                                  Title: Senior Vice President


                                  GMR TELCOM, L.L.C.
                                  By: /s/ Jose Sariego
                                  Name: Jose Sariego
                                  Title: Senior Vice President


                                  MASTEC INTEGRATION SYSTEMS, INC.
                                  By: /s/ Jose Sariego
                                  Name: Jose Sariego
                                  Title: Senior Vice President


                                  MASTEC NETWORK SERVICES, INC.
                                  By: /s/ Jose Sariego
                                  Name: Jose Sariego
                                  Title: Senior Vice President


                                  MASTEC NORTH AMERICA, INC.
                                  By: /s/ Jose Sariego
                                  Name: Jose Sariego
                                  Title: Senior Vice President


                                  MASTEC NORTH CAROLINA, INC.
                                  By: /s/ Jose Sariego
                                  Name: Jose Sariego
                                  Title: Senior Vice President_


                                  MASTEC TELCOM & ELECTRICAL
                                  SERVICES, INC.
                                  By: /s/ Jose Sariego
                                  Name: Jose Sariego
                                  Title: Senior Vice President__


                                  MASTEC VIRGINA, INC.
                                  By: /s/ Jose Sariego
                                  Name: Jose Sariego
                                  Title: Senior Vice President

                                  PHASECOM AMERICA, INC.
                                  By: /s/ Jose Sariego
                                  Name: Jose Sariego
                                  Title: Senior Vice President


                                  PROTEL IND., INC.
                                  By: /s/ Jose Sariego
                                  Name: Jose Sariego
                                  Title: Senior Vice President


                                  RENEGADE OF IDAHO, INC.
                                  By: /s/ Jose Sariego
                                  Name: Jose Sariego
                                  Title: Senior Vice President



                                  S.S.S. CONSTRUCTION, INC.
                                  By: /s/ Jose Sariego
                                  Name: Jose Sariego
                                  Title: Senior Vice President



                                  UPPER VALLEY UTILITIES CORP.
                                  By: /s/ Jose Sariego
                                  Name: Jose Sariego
                                  Title: Senior Vice President


                                  WILDE HOLDING CO., INC.
                                  By: /s/ Jose Sariego
                                  Name: Jose Sariego
                                  Title: Senior Vice President


                                  WILDE ACQUISITION CO., INC.
                                  By: /s/ Jose Sariego
                                  Name: Jose Sariego
                                  Title: Senior Vice President


                                  NORTHLAND CONTRACTING, INC.
                                  By: /s/ Jose Sariego
                                  Name: Jose Sariego
                                  Title: Senior Vice President


                                  WILDE OPTICAL SERVICE, INC.
                                  By: /s/ Jose Sariego
                                  Name: Jose Sariego
                                  Title: Senior Vice President


                                  MASTEC FC, INC.
                                  By: /s/ Jose Sariego
                                  Name: Jose Sariego
                                  Title: Senior Vice President


                                  MASTEC REAL ESTATE HOLDINGS, INC.
                                  By: /s/ Jose Sariego
                                  Name: Jose Sariego
                                  Title: Senior Vice President


                                  MASTEC OF TEXAS, INC.
                                  By: /s/ Jose Sariego
                                  Name: Jose Sariego
                                  Title: Senior Vice President


                                  MASTEC TC, INC.
                                  By: /s/ Jose Sariego
                                  Name: Jose Sariego
                                  Title: Senior Vice President